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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                                                 State of
                                                                                                              Incorporation
Name                                                                           Assumed Names                 or Organization
------------------------------------------------------------  ---------------------------------------------  ---------------
ARC Burrstone Center, L.P.                                                                                      Delaware
ARC Development Corporation                                                                                     Tennessee
ARC Dry Creek, Inc.                                                                                             Tennessee
ARC Financial Services Corporation                                                                              Tennessee
ARC Kentucky, LLC                                                   ARC Kentucky/Louisville, LLC (KY)           Tennessee
ARC New Hartford, Inc.                                                                                          Tennessee
ARC of Bellingham, L.P.                                                                                         Tennessee
ARC of Georgia, LLC                                                                                             Tennessee
ARC of Seattle, Westlake, LLC                                                                                   Tennessee
ARC Worcester Center, L.P.                                    ARC Worcester Center Limited Partnership (MA)     Tennessee
ASC of Hammond, Inc.                                                                                            Delaware
ASC of New Albany, Inc.                                                                                          Indiana
Ambulatory Resource Centres Investment Company, Inc.                                                           Washington
Ambulatory Resource Centres of Florida, Inc.                                                                     Florida
Ambulatory Resource Centres of Massachusetts, Inc.                                                              Tennessee
Ambulatory Resource Centres of Texas, Inc.                                                                      Tennessee
Ambulatory Resource Centres of Washington, Inc.                                                                 Tennessee
Ambulatory Resource Centres of Wilmington, Inc.                                                                 Tennessee
Ambulatory Surgery Center of Cool Springs, LLC                                                                  Tennessee
Ambulatory Surgery Center of Worcester, LLC                                                                     Delaware
Atlanta Center for Reconstructive Foot and Ankle Surgery LLC                                                    Delaware
Bayside Endoscopy Center, LLC                                                                                 Rhode Island
Birmingham Endoscopy Center, LLC                                                                                Delaware
Central Austin Ambulatory Surgery Center, L.P.                                                                  Tennessee
CMMP Surgical Center, L.L.C.                                                                                    Missouri
DeLand Surgery Center, Ltd.                                             DeLand Surgery Center (FL)              Florida
Dry Creek Imaging, LLC                                                                                          Delaware
Dry Creek Surgery Center, LLC                                                                                   Colorado
East Houston Surgery Center, Ltd.                                                                                 Texas
Erie Imaging, LLC                                                                                               Delaware
HMFW Surgery Center, L.P.                                                                                         Texas
Houston PSC, L.P.                                                 Physicians SurgiCenter of Houston (TX)          Texas
Houston PSC - I, Inc.                                                                                             Texas
Jacksonville Beach Surgery Center,L.P.                            Jacksonville Beach Surgery Center (FL)        Tennessee
Lakeside Women's Center of Oklahoma City, LLC                                                                   Oklahoma
Largo Endoscopy Center, L.P.                                      Tampa Bay Regional Surgery Center (FL)        Tennessee
Largo Surgery, LLC                                                    West Bay Surgery Center (FL)               Florida
Lubbock SurgiCenter, Inc.                                                                                         Texas
Maury Regional Medical Center, LLC                                                                              Tennessee
MediSphere Health Partners Management of Tennessee, Inc.                                                        Tennessee
MediSphere Health Partners - Oklahoma City, Inc.                                                                Tennessee
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
NSC Edmond, Inc.                                                                                                Oklahoma
New Albany Outpatient Surgery, L.P.                                                                             Delaware
Northeast Baptist Surgery Center, LLC                                                                             Texas
North River Surgical Center, LLC                                                                                Delaware
NorthStar Surgical Center, L.P.                                                                                   Texas
Orlando Surgery Center II, Ltd.                                        Orlando Surgery Center (FL)               Florida
Orlando Surgery Center Real Estate Partnership, Ltd.                                                             Florida
Orthopaedic Surgery Center of Asheville, L.P.                                                                   Tennessee
PSC Development Company, LLC                                                                                    Delaware
PSC Operating Company, LLC                                                                                      Delaware
PSC of New York, L.L.C.                                                                                         Delaware
Physicians of Edmond, LLP                                                                                       Oklahoma
Physicians Surgery Center, LLC                                     Lee Island Coast Surgery Center (FL)         Delaware
Physicians Surgical Care, Inc.                                                                                  Delaware
Physicians Surgical Care Management, Inc.                                                                       Delaware
Physicians Surgical Specialty Hospital, LLC                                                                     Louisiana
Pickaway Surgical Center, Ltd.                                                                                    Ohio
Premier Ambulatory Surgery of Duncanville, Inc.                                                                 Delaware
Recovery Care, L.P.                                                                                             Illinois
Roswell Center for Foot and Ankle Surgery, LLC                                                                  Delaware
SARC/Asheville, Inc.                                                                                            Tennessee
SARC/Circleville, Inc.                                                                                          Tennessee
SARC/Columbia, Inc.                                                                                             Tennessee
SARC/DeLand, Inc.                                                                                               Tennessee
SARC/Ft. Myers, Inc.                                                                                            Tennessee
SARC/FW, Inc.                                                                                                   Tennessee
SARC/Georgia, Inc.                                                                                              Tennessee
SARC/Jacksonville, Inc.                                                                                         Tennessee
SARC/Knoxville, Inc.                                                                                            Tennessee
SARC/Largo, Inc.                                                                                                Tennessee
SARC/Largo Endoscopy, Inc.                                                                                      Tennessee
SARC/Metairie, Inc.                                                                                             Tennessee
SARC/Providence, Inc.                                                                                           Tennessee
SARC/San Antonio, LLC                                                                                           Tennessee
SARC/Savannah, Inc.                                                                                             Tennessee
SARC/St. Charles, Inc.                                                                                          Tennessee
SARC/Vincennes, Inc.                                                                                            Tennessee
SARC/West Houston, LLC                                                                                          Tennessee
SARC/Worcester, Inc.                                                                                            Tennessee
Savannah Outpatient Foot and Ankle Surgery, LLC                                                                 Delaware
SI/Dry Creek, Inc                                                                                               Tennessee
SI/Erie, Inc.                                                                                                   Tennessee
SMBIMS Birmingham, Inc.                                                                                         Tennessee
SMBIMS Brooksville, Inc.                                                                                        Tennessee
SMBIMS Kirkwood, Inc.                                                                                           Tennessee
SMBIMS Steubenville, Inc.                                                                                       Tennessee
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
SMBIMS Tuscaloosa, Inc.                                                                                         Tennessee
SMBISS Roswell, LLC                                                                                             Tennessee
SMBISS Sandy Springs, LLC                                                                                       Tennessee
South Shore Operating Company, L.L.C.                                                                           Delaware
Surgery Center of Duncanville, L.P.                                                                               Texas
Surgery Center of Edmond, LLC                                                                                   Oklahoma
Surgery Center of Hammond, LLC                                                                                  Delaware
Surgery Center Partners, LLC                                                                                    Delaware
SurgiCare of Deland, Inc.                                                                                        Florida
Symbion Ambulatory Resource Centres, Inc.                                                                       Tennessee
SymbionARC Management Services, Inc.                                                                            Tennessee
Symbion Imaging, Inc.                                                                                           Tennessee
The Hand Surgery Center of Louisiana, L.P.                                                                      Tennessee
The Surgery Center, LLC                                                                                          Georgia
The Surgery Center of Ocala, LLC                                                                                Tennessee
Texarkana Surgery Center GP, Inc.                                                                                 Texas
Texarkana Surgery Center, L.P.                                                                                  Delaware
Townsend Pelias, Ltd.                                           Physicians Ambulatory Surgery Center (OH)          Ohio
UniPhy Healthcare of Eugene/Springfield I, Inc.                                                                 Tennessee
UniPhy Healthcare of Fredericksburg, Inc.                                                                       Tennessee
UniPhy Healthcare of Johnson City VI, LLC.                                                                      Tennessee
UniPhy Healthcare of Louisville, Inc.                                                                           Tennessee
UniPhy Healthcare of Maine I, Inc.                                                                              Tennessee
UniPhy Healthcare of Memphis I, LLC                                                                             Tennessee
UniPhy Healthcare of Memphis II, Inc.                                                                           Tennessee
UniPhy Healthcare of Memphis III, Inc.                                                                          Tennessee
UniPhy Healthcare of Memphis IV, Inc.                                                                           Tennessee
University Ambulatory Surgical Center                                                                           Tennessee
VASC, Inc.                                                                                                      Illinois
Valley Ambulatory Surgery Center, L.P.                                                                          Illinois
Valley Sleep Centers, LLC                                                                                       Illinois
Valley Surgical Center, Ltd.                                                                                      Ohio
Village SurgiCenter, Inc.                                                                                       Delaware
Village SurgiCenter, Limited Partnership                                                                        Delaware
Vincennes Surgery Center, L.P.                                                                                  Delaware
Wilmington Surgery Center, L.P.                                                                                 Tennessee
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